UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2011

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DEX ONE CORPORATION
 (Exact name of registrant as specified in its charter)

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Delaware	1-07155	13-2740040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2011, Dex One Corporation (the “Company”) issued a press release containing certain financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and six month periods ended June 30, 2011.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sylvester J. Johnson has been appointed to serve as interim principal financial officer of the Company effective August 1, 2011.  Mr. Johnson, 51, the Company’s vice president, corporate controller and chief accounting officer, will replace Steven M. Blondy, the Company’s executive vice president and chief financial officer, who is departing on July 29, 2011.

Mr. Johnson has served in his current role since April 2009.  Prior to joining the Company, Mr. Johnson served as vice president and controller for 7-Eleven, Inc., vice president of finance for The Dallas Morning News, senior finance manager for Yum! Brands Inc./Pepsico, Inc., and held various accounting roles at PricewaterhouseCoopers.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing herewith additional information in conjunction with the July 28, 2011 earnings release.  This additional information includes: general Company information and highlights of financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and six month periods ended June 30, 2011.  The additional information, attached as Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibits are filed with this report:
Exhibit No.	Exhibit Description

99.1	Press Release of Dex One Corporation issued July 28, 2011.

99.2	Additional Information of Dex One Corporation issued July 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX ONE CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

Date: July 28, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Dex One Corporation issued July 28, 2011.

99.2	Additional Information of Dex One Corporation issued July 28, 2011.